UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): July 23, 2009

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road Suite 100 West Palm Beach, Florida		33409

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events

          On July 23, 2009, Ocwen Financial Corporation (“Ocwen” or the “Company”) (NYSE: OCN) issued a press release revising the previously announced record date for the pro rata tax-free distribution of the common shares of Altisource Portfolio Solutions S.A. (“Altisource”) (NASDAQ: ASPS) to all Ocwen shareholders. The new record date for the pro rata tax-free distribution of the common shares of Altisource to all Ocwen shareholders (including the holders of the Securities on an as if converted basis as described below) is August 4, 2009 (the “Record Date”). Altisource has filed a Registration Statement on Form 10 with the Securities and Exchange Commission. The previously announced date for the distribution, August 10, 2009 (the “Distribution Date”), remains unchanged. On the Distribution Date Ocwen shareholders (including the holders of the Securities on an as if converted basis as described below) will receive a pro rata distribution of one share of Altisource common stock for every three shares of Ocwen common stock they hold on the Record Date. No action is required by Ocwen shareholders to receive the shares of Altisource common stock.

          Shares of Ocwen common stock will continue to trade “regular way” on the New York Stock Exchange (the “NYSE”) through the period leading up to the Record Date. Any holders of shares of Ocwen common stock who sell Ocwen shares “regular way” before the Record Date will also be selling their right to receive shares of Altisource common stock. An “ex-distribution when-issued” market will be opened on the NYSE for Ocwen shares once an Altisource “when-issued” market develops. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling Ocwen common stock.

          Shares of Altisource common stock are expected to begin “when-issued” trading on the NASDAQ Global Select Market beginning on July 31, 2009 under the ticker symbol ASPSV while “regular-way” trading is expected to commence on the Distribution Date under the ticker symbol ASPS.

          On July 23, 2009, Ocwen provided notice to holders of the 3.25% Contingent Convertible Unsecured Senior Notes due 2024 (the “Securities”) that all holders of the Securities as of the close of business on August 4, 2009 will participate in the distribution of Altisource shares based on the conversion ratio of the Securities, consistent with the pro rata distribution ratio of one share of Altisource common stock for every three shares of Ocwen common stock, without conversion of the Securities into common shares of Ocwen. Accordingly, upon the separation of Altisource and Ocwen there will be no adjustment to the conversion ratio of the Securities. The previously issued notice filed on Form 8-K on July 10, 2009 which provided the holders the right to convert any or all of their Securities into common shares of Ocwen has been withdrawn as of July 23, 2009. Holders of the Securities continue to have the right to require Ocwen to repurchase all or any of their Securities as of August 4, 2009.

          Following the distribution of the common stock of Altisource, Ocwen shareholders (including the holders of the Securities on an as if converted basis as described above) will own 100% of the common stock of Altisource. Fractional shares are expected to be redeemed for cash.

          A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. A copy of the notice provided to holders of the Securities is attached as Exhibit 99.2 to this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

          This Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included into this Form 8-K, including, without limitation, statements regarding our financial position, business strategy and other plans and objectives for our future operations, are forward-looking statements.

          These statements include declarations regarding our management’s beliefs and current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “continue” or the negative of such terms or other comparable terminology. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. Some, but not all, of the risks and uncertainties include those referred to in the section entitled “Risk Factors” and the following:

•	assumptions related to the sources of liquidity, our ability to fund advances and the adequacy of financial resources;

•	estimates regarding prepayment speeds, float balances, delinquency rates, advances and other servicing portfolio characteristics;

•	projections as to the performance of our fee-based loan processing business and our asset management vehicles;

•	assumptions about our ability to grow our business;

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•	our plans to continue to sell our non-core assets;

•	our ability to establish additional asset management vehicles;

•	our ability to reduce our cost structure;

•	our analysis in support of the decision to spin off Altisource as a separate company;

•	our continued ability to successfully modify delinquent loans and sell foreclosed properties;

•	estimates regarding our reserves, valuations and anticipated realization on assets and

•	expectations as to the effect of resolution of pending legal proceedings on our financial condition.

          Forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to materially differ. Important factors that could cause actual results to differ include, but are not limited to, the risks discussed in “Risk Factors” above and the following:

•	availability of adequate and timely sources of liquidity;

•	delinquencies, advances and availability of servicing;

•	general economic and market conditions;

•	uncertainty related to market conditions and government programs;

•	governmental regulations and policies and

•	uncertainty related to dispute resolution and litigation.

          Further information on the risks specific to our business is detailed within this Form 8-K and our other reports and filings with the Commission, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. Ocwen Financial Corporation undertakes no obligation to update or revise forward-looking statements.

Risk Factors

          In addition to the other information in this Form 8-K you should carefully consider the risk factors set forth below as well as those set forth under the heading “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K and Item 1A of each of our subsequently filed Quarterly Reports on Form 10-Q as the same may be updated from time to time by our future filings under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

          The risks and uncertainties we describe are not the only ones facing us. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business or operations. Any adverse effect on our business, financial condition or operating results could result in a decline in the value of our common stock and the loss of all or part of your investment.

Risks Relating to the Altisource Spin-off

We could have conflicts with Altisource, and our Chief Executive Officer and Chairman of the Board, and other officers and directors, could have conflicts of interest due to their relationships with Ocwen and Altisource which may be resolved in a manner adverse to us.

          Conflicts may arise between Ocwen and Altisource as a result of our ongoing agreements and the nature of our respective businesses. Among other things, we will become a party to a variety of agreements with Altisource in connection with the spin-off (as described in the section entitled “Relationship between Ocwen and Altisource following the Separation” in Ocwen’s Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on July 16, 2009), and we may enter into further agreements with Altisource after the spin-off. Certain of our executive officers and directors may be subject to conflicts of interest with respect to such agreements and other matters due to their relationships with Altisource.

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          William C. Erbey, who will remain our Chief Executive Officer and Chairman of the Board, will become Altisource’s non-executive Chairman of the Board as a result of the spin-off. As a result, he has obligations to us as well as to Altisource and may potentially have conflicts of interest with respect to matters potentially or actually involving or affecting us and Altisource.

          Mr. Erbey will own substantial amounts of Altisource common stock and stock options because of his relationships with Altisource. This ownership could create or appear to create potential conflicts of interest when our Chairman of the Board is faced with decisions that involve Ocwen, Altisource or any of their respective subsidiaries.

          Matters that could give rise to conflicts between us and Altisource include, among other things:

•

our ongoing and future relationships with Altisource, including related party agreements and other arrangements with respect to the administration of tax matters, employee benefits, indemnification and other matters;

•	the quality and pricing of services that Altisource has agreed to provide to us or that we have agreed to provide to Altisource and

•	any competitive actions by Altisource.

          We will also seek to manage these potential conflicts through dispute resolution and other provisions of our agreements with Altisource and through oversight by independent members of our Board of Directors. There can be no assurance that such measures will be effective, that we will be able to resolve all conflicts with Altisource or that the resolution of any such conflicts will be no less favorable to us than if we were dealing with a third party.

If the spin-off of Altisource does not qualify as a tax-free transaction, taxes could be imposed on Ocwen, Altisource and its shareholders.

          It is a condition to completing the spin-off that Ocwen receive an opinion from Ocwen’s special tax advisor confirming that for United States federal income tax purposes the transaction qualifies as a tax-free spin-off under Section 355 of the Internal Revenue Code (Code). A spin-off that so qualifies will not be taxable to Altisource or its shareholders except to the extent shareholders receive payment for fractional shares. Pursuant to Treasury regulations under Section 367(b) of the Code, Ocwen will recognize a portion of its gain realized pursuant to the spin-off; however, because Ocwen will undertake a pre-spin restructuring that will be taxable, such gain should not be material to Ocwen. Altisource has agreed to indemnify Ocwen for certain tax liabilities. Ocwen will be subject to tax on certain of the asset transfers within Ocwen that are made in the pre-spin restructuring actions, and under the applicable Treasury regulations, each member of Ocwen’s consolidated group at the time of the spin-off (including several Altisource subsidiaries) would be severally liable for such tax liability. If the spin-off does not qualify as a tax-free transaction for United States income tax purposes, Ocwen shareholders generally would be treated as if they received a distribution equal to the full fair market value of the Altisource common stock on the date of the spin-off.

          Even if the transaction were to otherwise qualify for tax-free treatment under Section 355 of the Code, it would become taxable to Ocwen pursuant to Section 355(e) of the Code if stock representing a 50% or greater interest in Ocwen or Altisource were acquired by one or more persons, directly or indirectly, as part of a plan or series of related transactions that included the spin-off. If the Internal Revenue Service (IRS) were to determine that acquisitions of Ocwen common stock or Altisource’s common stock, either before or after the spin-off, were part of a plan or series of related transactions that included the spin-off, this determination could result in the recognition of gain by Ocwen under Section 355(e).

The Altisource spin-off will initially reduce Ocwen’s market value and balance sheet and may impact Ocwen’s ability to obtain or maintain financing.

          The Altisource spin-off will initially reduce the Company’s market value and balance sheet. There can be no assurances regarding whether or to what extent the Altisource spin-off or these factors may be viewed by the Company’s current or potential lenders or other counterparties as negatively impacting the Company’s ability to obtain, maintain or renew financings, credit agreements, guaranties or other contractual relationships.

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Item 9.01	Financial Statements and Exhibits

(a) – (c)	Not applicable.

(d)	Exhibits:

99.1

News release of Ocwen Financial Corporation, dated July 23, 2009, announcing the revised record date for the pro rata tax-free distribution of the common shares of Altisource Portfolio Solutions S.A. to all Ocwen Financial Corporation shareholders.

99.2	Ocwen Financial Corporation Notice To All Holders of 3.25% Contingent Convertible Unsecured Senior Notes due 2024.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: July 23, 2009	By:	/s/ David J. Gunter

David J. Gunter
Executive Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

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Exhibit Index

Exhibit No.	Document

99.1

News release of Ocwen Financial Corporation, dated July 23, 2009, announcing the revised record date for the pro rata tax-free distribution of the common shares of Altisource Portfolio Solutions S.A. to all Ocwen Financial Corporation shareholders.

99.2	Ocwen Financial Corporation Notice To All Holders of 3.25% Contingent Convertible Unsecured Senior Notes due 2024.

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